Vanguard Capital Opportunity Fund

Supplement to the Prospectus and Summary Prospectus

Important Changes to Vanguard Capital Opportunity Fund

Closed to New Accounts

Vanguard Capital Opportunity Fund is closed to new accounts for investors not enrolled in Vanguard Flagship Services® or Vanguard Asset Management Services™. Clients of these services may open new Fund accounts, investing up to $25,000 per year per Fund account as described below for individual, joint, and/or personal trust registrations. There is no specific time frame for when the Fund might change these investment limits or reopen for new account registrations by other Vanguard clients.

Limits on Additional Investments for Current Shareholders

Current shareholders of the Fund may invest up to $25,000 per Fund account per year in the Fund. The $25,000 limit includes the total amount invested during any calendar year in each Fund account. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Certain qualifying asset allocation programs and participants in some qualified retirement plans may continue to invest in accordance with the terms of their plans.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. For more detailed information, participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 111 092014